Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events:

Sale of vessel: On December 11, 2019, the Company entered into an agreement to sell Pyxis Delta (Note 5), at a gross sales price of $13,500. The vessel was delivered to its buyers on January 13, 2020. The total net proceeds from the sale of the vessel were approximately $13.2 million, $5.7 million out of which was used for the prepayment of Pyxis Delta and Pyxis Theta loan facility and $7.5 million for the repayment of the Company's liabilities to its related party (Maritime) and for the repayment of obligations to its trade creditors.

Loan prepayment: Following the sale of Pyxis Delta, the Company prepaid the aggregate amount of $5,674 of outstanding debt in accordance with the terms of the loan agreement as discussed in more detail in Note 7.

Issuance of shares: On January 2, 2020, following the second amendment to the Amended & Restated Promissory Note dated May 14, 2019, the Company issued 50,188 of common shares at the volume weighted average closing share price for the 10-day period immediately prior to the quarter end, as discussed in Note 8.

COVID-19 outbreak: The Company’s financial and operating performance may be adversely affected by the recent COVID-19 outbreak. Any prolonged restrictive measures in order to control the spread of COVID-19 or other adverse public health development in Asia or the Company’s targeted markets may have a material and adverse effect on the Company’s business operations, and demand for its vessels and financial condition.